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EXHIBIT 10.26

                               GUARANTY OF PAYMENT


GUARANTY dated as of September 30, 2002, made by CHRISTOPHER J. CAREY (the "Guarantor"), in favor of UNITEDTRUST BANK, having an office at 1130 Route 22 East, P.O. Box 6000, Bridgewater, New Jersey 08807 (the "Bank").

Stronghold Technologies, Inc., a New Jersey Corporation, and Stronghold Technologies, Inc., a Nevada Corporation (together the "Borrower"), desires to obtain loans or other financial accommodations from the Bank. The Bank is unwilling to extend the accommodations unless it receives this Guaranty. The Guarantor wishes the accommodations to be made and will derive advantage from such accommodations.

Accordingly, to induce the Bank, in its discretion, to make such loans or accommodations:

Section 1. Guaranty. The Guarantor hereby unconditionally guarantees to the Bank the prompt payment, when due, whether by acceleration or otherwise, of all present or future obligations or liabilities of the Borrower to the Bank, whether now existing or arising after the date of this Guaranty, secured or unsecured, absolute or contingent, together with all modifications, extensions or renewals of the obligations or liabilities. This Guaranty covers obligations and liabilities incurred by the Borrower in any capacity (including as maker, endorser, guarantor, accommodation party or otherwise) and also includes the amount of any payment made by the Borrower to the Bank which payment is rescinded or must otherwise be returned by the Bank upon the insolvency or bankruptcy of the Borrower. This Guaranty covers obligations and liabilities incurred by the Borrower under any indemnification provisions set forth in the documents evidencing and securing such obligations and liabilities. Such obligations and liabilities, together with interest and all fees, costs, expenses, attorneys' fees and other costs of collection incurred or paid by the Bank, are together referred to as the "Indebtedness". This Guaranty replaces and supercedes the Commercial Guaranty dated November 1, 2001 from the Guarantor in favor of the Bank.

Section 2. Guaranty Absolute. The Guarantor will pay all Indebtedness in accordance with its terms. The liability of the Guarantor under this Guaranty is absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of any documents evidencing (or relating) to the Indebtedness;

(ii) any change in the time, manner, place or amount of payment or in any other term of all or any of the Indebtedness, or any other amendment or waiver of or any consent to departure from the terms of the Indebtedness;

(iii) any exchange, release or non-perfection of any collateral or lien securing all or any part of the Indebtedness, which exchange, release or non-perfection the Guarantor expressly agrees will not be deemed an unjustifiable impairment of the collateral;

(iv) any release or amendment or waiver of or consent to departure from any other guaranty, for all or any part of the Indebtedness;

(v) any settlement or compromise with any Borrower or any other person relating to the Indebtedness; or



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(vi)  any  other  circumstances  which  might  otherwise  constitute  a  defense available to, or a discharge of, any Borrower in respect of the Indebtedness or the Guarantor in respect of this Guaranty.

This Guaranty will continue to be effective, or be reinstated, as the case may be, if at any time any of the Indebtedness is rescinded or must otherwise be returned by the Bank upon the insolvency or bankruptcy of any Borrower or otherwise, all as though such payment had not been made.

Section 3. Waiver. The Guarantor waives presentment, demand, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness and/or this Guaranty and any requirement that the Bank exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

Section 4. Subrogation, Reimbursement and Indemnity. The Guarantor waives (a) ail right to seek reimbursement or indemnity from the Borrower, and (b) any right to subrogation it may have or acquire as result of performance under this Guaranty.

Section 5. Representation and Warranties. The Guarantor represents and warrants:

(a) The execution and delivery of this Guaranty and the performance of its obligations under this Guaranty have been authorized by all necessary action.

(b)  No  authorization,   or  registration   with,  any  court  or  governmental
department, commission, agency or instrumentality, is or will be necessary to the valid execution, delivery or performance of the Guaranty.

(c) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

(d) The Guarantor has made whatever inquiry into the financial or other affairs of the Borrower, and the terms of any Indebtedness, as it deems necessary or desirable prior to executing this Guaranty and has not relied on the Bank for any such information.

(e) The Guarantor shall provide the Bank with any and all financial information and/or financial statements as requested by the Bank, including annual financial statements and manually signed copies of federal and state tax returns, which shall be satisfactory to the Bank.

(f) The Guarantor has not and will not, without the Bank's prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of the Guarantor's assets, or any interest therein.

Section 6. Acceleration. The Guarantor agrees that, if the maturity of any of the Indebtedness i3 accelerated, by bankruptcy or otherwise, as against the Borrower, the maturity shall also be deemed accelerated for the purposes of this Guaranty, and without demand on or notice to the Guarantor.

Section 7. Amendments, etc. This Guaranty represents the entire agreement of the parties. No amendment or waiver of any provision nor consent to departure by the Guarantor from any provision is effective unless in writing and signed by the Bank,




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and then the waiver or consent  will be effective  only in the special  instance and for the specific purpose given.

Section 8. Notices. All notices required or permitted under this Guaranty shall be given to the parties at the address stated in this Guaranty (or at any other address a party may designate) in writing, sent by first class mail, postage prepaid, and is deemed complete upon mailing.

Section 9. No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver of such right, nor shall any single or partial exercise of any right preclude any further exercise of such right or of any other right. All remedies provided in this Guaranty and in any document evidencing or relating to any Indebtedness are cumulative.

Section 10. Right of Set-off; Security Interest. On the occurrence and during the continuance of any default under the Indebtedness, the Bank is authorized at any time, without notice to the Guarantor to set off and apply to any unpaid
Indebtedness: (a) any amounts which the Bank from time to time may owe the Guarantor, including any balance or share of any general or special deposit, certificate of deposit, savings certificates or other account (regardless of the source or intended use of any funds in such account) , and (b) any other property, tangible or intangible, owned by or in which the Guarantor has an interest which may be in the possession or control of the Bank, in which accounts and other property the Guarantor grants the Bank a security interest. This right is in addition to and not in limitation of any other rights, including of set-off, which the Bank may have by law.

Section 11. Continuing Guaranty; Assignment. This Guaranty is a continuing guaranty and will: (a) remain in full force and effect until payment in full of the Indebtedness and all other amounts payable under this Guaranty, (b) extend to and cover every modification, waiver, extension or renewal of and every obligation accepted in substitution for, the Indebtedness, (c) be binding upon the Guarantor, its successors and assigns and; (d) inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns.

Section 12. Other Guarantors. The obligations of each Guarantor under this Guaranty shall be joint and several as to each other and all other guarantors of the Indebtedness. This Guaranty shall not be impaired or affected in anyway as to the Guarantor by any termination, revocation, release, modification, discharge or substitution of collateral or changes as to any or all of the liabilities or undertakings of any other guarantor.

Section 13. Guaranty Not Modified By Bankruptcy. Neither the Guarantor's obligation in accordance with the terms of this Guaranty, nor any remedy for the enforcement, nor the amount of the Indebtedness of the Borrower will be impaired, modified, or limited in any manner whatsoever by any impairment, modification, discharge, limitation of the Indebtedness of the Borrower or its estate in bankruptcy or any remedy for the enforcement, resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or other statute, or from the decision of any court interpreting any of the same, and each Guarantor is obligated under this Guaranty. The amount of the Indebtedness will, for the purposes of this Guaranty, be determined



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As if no such  impairment,  stay,  modification,  discharge,  or limitation  had occurred.

Section 14. Governing Law. This Guaranty will be governed by, and construed in accordance with, the laws of the State of New Jersey. In the event the Bank brings any action hereunder in any court of record of New Jersey or the Federal Government, the Guarantor consents to and confers personal jurisdiction over the Guarantor by such court or courts and agrees that service of process may be made upon the Guarantor by mailing a copy of such process to the Guarantor.

Section 15. Waiver of Jury Trial. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS GUARANTY AND TO THE INDEBTEDNESS OF THE BORROWER TO THE BANK.





Witness:


/s/ Robert L. Birkhahn                               /s/ Christopher J. Carey
-------------------------------                      --------------------------
Robert L. Birkhahn                                   Christopher J. Carey

                                                     Address:

                                                     450 Claremont Road
                                                     Bernarsdville, NJ  07925


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